SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                             NORTH BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                                                                  March 15, 2001



Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of North Bancshares, Inc. (the "Company"), I cordially invite you to attend the Company's Annual Meeting of Stockholders (the "Meeting"). The Meeting will be held at 10:00 a.m., local time, on April 25, 2001 at the Chicago Historical Society, located at 1601
N. Clark Street, Chicago, Illinois.

         At the Meeting, stockholders are being asked to elect two directors and to ratify the appointment of Crowe, Chizek and Company LLP as the Company's independent auditors for the fiscal year ending December 31, 2001. Your Board of Directors unanimously recommends that you vote FOR the director nominees named herein and FOR the ratification of the appointment of independent auditors.

         Whether or not you plan to attend, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. If your shares are held with a bank or broker, check your proxy card to see if you can also vote by telephone or through the internet. Voting as early as possible will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

         Thank you for your attention to this important matter.

                                                           Very truly yours,




                                                           Mary Ann Hass
                                                           Chairman of the Board

                             NORTH BANCSHARES, INC.
                              100 West North Avenue
                          Chicago, Illinois 60610-1399
                                 (312) 664-4320

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 25, 2001


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of North Bancshares, Inc. ("North Bancshares" or the "Company") will be held at the Chicago Historical Society, located at 1601 North Clark Street, Chicago, Illinois at 10:00 a.m., local time, on April 25, 2001.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

1.       The election of two directors of the Company;

2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company for the fiscal year ending December 31, 2001;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to properly come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record as of the close of business on March 1, 2001 are the stockholders entitled to vote at the Meeting, and any adjournments or postponements thereof.

         You are requested to complete and sign the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. If you hold your shares with a bank or broker, check your proxy card to see whether you can also vote by telephone or through the internet. Your proxy will not be used if you attend and vote at the Meeting in person.

                                              By Order of the Board of Directors



                                              Victor E. Caputo
                                              Corporate Secretary


Chicago, Illinois
March 15, 2001

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED
IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                             NORTH BANCSHARES, INC.
                              100 West North Avenue
                          Chicago, Illinois 60610-1399
                                 (312) 664-4320

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 25, 2001


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of North Bancshares, Inc. ("North Bancshares" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Chicago Historical Society, located at 1601 North Clark Street, Chicago, Illinois, on April 25, 2000, at 10:00 a.m., local time, and all adjournments and postponements of the Meeting. The accompanying Notice of Meeting and form of proxy and this Proxy Statement are first being mailed to stockholders on or about March 15, 2001. Certain of the information provided herein relates to North Federal Savings Bank ("North Federal" or the "Bank"), a wholly owned subsidiary of the Company.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon (i) the election of two directors of the Company and (ii) a proposal to ratify the appointment of Crowe, Chizek and Company LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

VOTE REQUIRED AND PROXY INFORMATION

         All shares of the Company's common stock, par value $.01 per share ("Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted FOR the election of the director nominees named in this Proxy Statement and FOR the ratification of the appointment of the independent auditors. The Company does not know of any other matters that may properly come before the Meeting. If any other matters should properly come before the Meeting or any adjournment or postponement thereof, the holders of proxies acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         Directors will be elected by a plurality of the votes cast in person or by proxy at the Meeting. The ratification of the appointment of Crowe, Chizek and Company LLP as the Company's auditors requires the affirmative vote of a majority of the votes cast on the matter. In the election of directors, stockholders may either vote "FOR" both nominees for election or withhold their votes from either nominee or both nominees for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-votes") in the election of directors will not be included in determining the number of votes cast. For the proposal to ratify the appointment of the independent auditors, stockholders may vote "FOR," "AGAINST" or "ABSTAIN" with respect to this proposal. Proxies marked to abstain will have the same effect as votes against the proposal, and broker non- votes will have no effect on the proposal. One-third of the outstanding shares of the Common Stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Victor E. Caputo, Secretary, North Bancshares, Inc., 100 West North Avenue, Chicago, Illinois 60610-1399.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Stockholders of record as of the close of business on March 1, 2001 will be entitled to one vote for each share then held. As of that date, the Company had 1,173,253 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock, including Joseph A. Graber, President and Chief Executive Officer of the Company and the Bank; (ii) Victor E. Caputo, Executive Vice President and Secretary of the Company and the Bank; and (iii) all directors and officers of the Company and the Bank as a group. The address for each holder listed below is: c/o North Bancshares, Inc., 100 West North Avenue, Chicago, Illinois 60610-1399. For information regarding individual share ownership by the directors of the Company, see "Election of Directors."


     Beneficial                             Shares Beneficially       Percent of
       Owner                                       Owned                Class
     ----------                             -------------------       ----------
North Bancshares, Inc.(1)                         132,001               11.25%
Employee Stock Ownership Plan

Mary Ann Hass/Elmer L. Hass(2)                    106,922                9.11

Robert H. Rusher(3)                                89,194                7.50

Joseph A. Graber(4)                                82,446                6.95
President and Chief Executive Officer

Victor E. Caputo(5)                                21,526                1.82
Vice President and Secretary

Directors and executive officers                  379,618               30.83
of the Company and the Bank as a
group (11 persons)(6)

--------------------------

(1) The amount reported represents shares held by the Company's Employee Stock Ownership Plan ("ESOP"), 103,749 of which have been allocated to accounts of participants. John P. Koch, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants. Pursuant to the terms of the ESOP, participants have the right to direct the voting of shares allocated to their accounts. Unallocated shares held by the ESOP are voted by the plan trustee in the same proportion that participants direct the allocated shares to be voted.

(2) The Hasses are husband and wife. Mr. and Mrs. Hass are deemed to beneficially own all shares held either directly or indirectly by either individual.

(3) Includes shares held directly and jointly with his spouse, as well as 16,458 shares subject to options granted under the 1993 Stock Option and Incentive Plan ("Stock Option Plan") which are currently exercisable. Also includes 11,100 shares held by family members as to which beneficial ownership is disclaimed.

(4) Includes shares held directly and jointly with family members, as well as 12,251 shares subject to options granted under the Stock Option Plan which are currently exercisable.

(5) Includes 10,500 shares subject to options granted under the Stock Option Plan which are currently exercisable.

(6) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts, allocated to ESOP accounts, held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole or shared voting and/or investment power. This amount includes 58,121 shares in the aggregate subject to options granted under the Stock Option Plan which are currently exercisable.

                            I. ELECTION OF DIRECTORS

GENERAL

         The Company's Board of Directors currently consists of seven members. The Board is divided into three classes, each of which contains approximately one-third of the members of the Board. Approximately one-third of the directors are elected annually. Directors are elected to serve for a three-year period or until their respective successors are elected and qualified.

         The table below sets forth certain information regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

                                                                                  SHARES OF
                                                                                 COMMON STOCK
                                                                                 BENEFICIALLY    PERCENT
                                     POSITION(S) HELD       DIRECTOR  TERM TO     OWNED AT         OF
      NAME               AGE(1)       IN THE COMPANY        SINCE(2)  EXPIRE   MARCH 1, 2001(3)   CLASS
----------------        --------  -----------------------   -------- --------  ----------------  -------
                                                  NOMINEES

Mary Ann Hass             68      Chairman of the Board      1962      2004       106,922(4)      9.11

Joseph A. Graber          50      Director, President and    1993      2004        82,446         6.95
                                  Chief Executive Officer

                                       DIRECTORS CONTINUING IN OFFICE

Robert H. Rusher          72      Director                   1993      2002        89,194         7.50

Elmer L. Hass             72      Director                   1968      2002       106,922(4)      9.11

Frank J. Donati           48      Director                   1998      2002         4,100         0.35

James L. Ferstel          73      Director                   1983      2003        37,229         3.15

Gregory W. Rose           41      Director                   1997      2003         5,450         0.46

--------------------------

(1)  At December 31, 2000.

(2)  Includes service as a director of the Bank.

(3) Amounts include shares held directly and jointly with family members, as well as shares held in retirement accounts, allocated to the ESOP accounts of the named individuals, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power. Amounts also include 12,251, 16,458, 2,500,10,414 and 3,750 and shares subject to options granted to Messrs. Graber, Rusher, Donati, Ferstel and Rose, respectively, all of which are currently exercisable.

(4) Mr. and Mrs. Hass are husband and wife and may be deemed to beneficially own all shares held directly or indirectly by each other.

         The business experience of each director of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

         MARY ANN HASS - Mrs. Hass has served as Chairman of the Board of the Company since its incorporation in 1993, and as Chairman of the Board of the Bank since 1968. She served as Chief Executive Officer of the Company from its incorporation in 1993 until her retirement in July 1998, and as Chief Executive Officer of the Bank from 1968 until July 1998. She has served in various capacities since beginning her career with the Bank in 1950. Mrs. Hass has served on the Board of Directors of the Illinois League of Financial Institutions; the Board of Trustees of the Latin School of Chicago; the Board of Directors of the New City YMCA, formerly known as ISHAM YMCA. She is also a past Chairman and Director of the Chicagoland Association of Savings Institutions; past President and Director of the Federal Savings and Loan Council of Illinois; and past President and Director of the Lincoln Park Chamber of Commerce. She also has served on the Board of Directors and the Supervisory Committee of the Norwood Park Catholic Credit Union. Mrs. Hass served on the Resource Development Committee of the Neighborhood Housing Services of Chicago, Inc. and is a member of The Economic Club of Chicago. Mrs. Hass has also served on the Publications Committee and the Housing Finance Development Committees of the International Union of Housing Finance Institutions. Mrs. Hass is the wife of Director Elmer
L. Hass and sister-in-law of Director Robert H. Rusher.

         JOSEPH A. GRABER - Mr. Graber was appointed Chief Executive Officer of the Company and the Bank in August 1998, following Mrs. Hass' retirement from these positions. Mr. Graber was appointed President of the Company and the Bank in 1995 after serving as Executive Vice President and Corporate Secretary of the Company since its formation in 1993, and Executive Vice President, Corporate Secretary and Advisory Director of the Bank since 1992. Mr. Graber also has served as Assistant Controller, Branch Manager, Vice President and Senior Vice President during his tenure with the Bank, which began in 1972. Mr. Graber is Secretary and serves on the Board of Directors of the Chicagoland Association of Financial Institutions. He also serves on the Board of Directors of the Lincoln Park Chamber of Commerce, and on the Citizens Advisory Council for the Community Area Resident Economic Center. Mr. Graber is a member of the Executives' Club of Chicago and a past President of the Wilmette Kiwanis Club and has served on the Board of Directors of the Wilmette Chamber of Commerce and the Friends of the Near North Library. He was also Trustee of the Chicago Savings and Trust Forum and Chairman of the Lincoln Park Unit of the American Cancer Society.

         ROBERT H. RUSHER - Mr. Rusher retired in 1995 after serving as President and Chief Operating Officer of the Company since its formation in 1993, and President and Chief Operating Officer of the Bank since 1992. He was elected to the Board of Directors in 1960 while serving as attorney to the Bank, and was appointed an Advisory Director in 1979. Before beginning his career with the Bank, Mr. Rusher was an associate with the law firm of Koch & Koch and a partner in the firm of Eley, Rusher and Koch. Mr. Rusher also served on the Board of Directors of Chicagoland Association of Savings Institutions and the Lincoln Park Conservation Association. Mr. Rusher is the brother-in-law of Mrs. Hass.

         ELMER L. HASS - Mr. Hass was employed as a foreman by Cragin Metal Products, Inc. from 1955 until his retirement on November 30, 1993. Mr. Hass is Mrs. Hass' husband.

         FRANK J. DONATI - Mr. Donati has served as President of Donati Financial Services, Inc., a consulting firm to financial institutions and corporations, since 1997. From 1991 to 1996, Mr. Donati was Senior Vice President of Finance at Bell Bancorp, Inc., the $1.9 billion holding company of Bell Federal Savings, Chicago, Illinois. He has also held the position of Senior Vice President, Chief Financial Officer and Treasurer at United Savings of America and was a senior audit manager at KPMG LLP. Mr. Donati is a graduate of DePaul University and a member of the Illinois CPA Society and the American Institute of Certified Public Accountants.

         JAMES L. FERSTEL - Mr. Ferstel has been a practicing attorney in the Chicago area since 1952.

         GREGORY W. ROSE - Mr. Rose is an owner, director and managing partner of Monarch Tool and Die Company and STAG Real Estate Holdings.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         MEETINGS AND COMMITTEES OF THE COMPANY'S BOARD OF DIRECTORS. The Company's Board of Directors meets as needed upon the written request of the Chairman of the Board or at least three directors. The Board of Directors met eleven times during fiscal 2000. During fiscal 2000, no incumbent director of the Company attended fewer than 75% of the total number of Board meetings held while he or she was a director and the total number of meetings held by the committees of the Board of Directors on which he or she served during the period that he or she served.

         The Board of Directors of the Company has standing Audit, Compensation and Allocation and Executive Committees.

         The Audit Committee recommends independent auditors to the Board, reviews the results of the auditors' services, reviews with management the systems of internal control and internal audit reports and ensures that the books and records of the Company are kept in accordance with applicable accounting principles and standards. The members of the Audit Committee are Messrs. Donati, Rusher, Ferstel and Rose. This committee met two times during the fiscal year ended December 31, 2000. For additional information regarding the Audit Committee, see "Audit Committee Matters" below.

         The Compensation and Allocation Committee is composed of Messrs. Ferstel, Hass, Rose and Donati. This committee administers the Company's Stock Option Plan and the Recognition and Retention Plan, and reviews compensation and benefit matters. This committee did not meet during the fiscal year ended December 31, 2000.

         The Executive Committee is composed of Mrs. Hass and Messrs. Graber and Rusher. To the extent authorized by the Board of Directors and the Company's Bylaws, this committee exercises all of the authority of the Board of Directors between Board Meetings. Specifically, the committee works with senior management to accomplish the goals and objectives of the Company, and to formulate future business strategies. The Executive Committee did not meet during the fiscal year ended December 31, 2000.

         The Nominating Committee is composed of Messrs. Hass, Rusher and Donati and is responsible for selecting nominees for election as directors. The Nominating Committee met once during fiscal 2000. While the nominating committee will consider nominees recommended by stockholders, the Nominating Committee has not actively solicited such recommendations.

         MEETINGS AND COMMITTEES OF THE BANK'S BOARD OF DIRECTORS. The Bank's Board of Directors meets monthly and may have additional special meetings upon the written request of the Chairman of the Board or at least three directors. The Bank's Board of Directors met 13 times during the year ended December 31, 2000. During fiscal 2000, no incumbent director of the Bank attended fewer than 75% of the total number of Board meetings held while he or she was a director and the total number of meetings held by the committees of the Board of Directors on which he or she served during the period he or she served.

         The Bank has standing Asset-Liability Risk Management, Compensation and Allocation, Community Reinvestment Act ("CRA"), Executive, Interest Rate and Loan Committees.

         The Asset-Liability Risk Management Committee evaluates the Bank's assets and liabilities and identifies problem assets. The committee also considers investment recommendations and determines actions to be taken thereon. The current members of this committee are Mr. Graber, Mr. Caputo, Martin W. Trofimuk, Vice President and Treasurer of the Company and the Bank, Joseph M. Perri, Senior Vice President of the Bank and D. Robert Harless, Assistant Vice President and Controller of the Bank. This committee held four meetings during the year ended December 31, 2000.

          The Compensation and Allocation Committee establishes the salaries of Bank personnel and reviews other compensation and benefit matters. Messrs. Ferstel, Hass, Rose and Donati are the current members of the Compensation and Allocation Committee. This committee met twice during fiscal 2000.

         The CRA Committee reviews the Bank's CRA Statement and the Bank's general overall compliance with the requirements of the CRA and makes recommendations to the Board on changes to the CRA Statement. During fiscal 2000, the CRA Committee was comprised of Mr. Graber, Joseph M. Perri, Senior Vice President of the Bank and Warren Rife, Assistant Vice President of the Bank. This committee met twice during fiscal 2000.

         The Bank's Executive Committee exercises the powers of the full Board of Directors between Board meetings, except that this committee does not have the authority of the Board to amend the charter or bylaws, adopt a plan of merger, consolidation, dissolution, or provide for the disposition of all or substantially all of the property and assets of the Bank. The Executive Committee is composed of Mrs. Hass and Messrs. Graber and Rose. The Executive Committee did not meet during the fiscal year ended December 31, 2000.

         The Interest Rate Committee manages the Bank's interest rate risk and sets the interest rates paid by the Bank. The committee consists of Messrs. Graber, Caputo, Trofimuk and Ms. Karla Lauer, Vice President of the Bank, and meets once per week.

         The Loan Committee reviews and evaluates loans and approves loans and loan commitments, within the guidelines established by the Board. The current members of this committee are Messrs. Graber, Caputo, Perri and Harless. The Loan Committee met as necessary to approve loan applications, review loan policies and set interest rates during the year ended December 31, 2000.

AUDIT COMMITTEE MATTERS

         AUDIT COMMITTEE REPORT. The Audit Committee of the Company's Board of Directors has taken the following actions with respect to the audited financial statements of the Company for the fiscal year ended December 31, 2000.

o The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2000 audited financial statements;

o The Audit Committee has discussed with the independent auditors of the Company's fiscal 2000 financial statements (KPMG LLP) the matters required to be discussed by Statement on Auditing Standards No. 61;

o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

o Based on the review and discussion referred to in the three items above, the Audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

         The Audit Committee of the Company's Board of Directors:

                 Frank J. Donati, Chairman
                 Robert H. Rusher
                 James L. Ferstel
                 Gregory W. Rose

         INDEPENDENCE OF MEMBERS AND AUDIT COMMITTEE CHARTER. Each member of the Audit Committee is "independent" under the definition of independence contained in the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market except for Robert H. Rusher. Mr. Rusher is not considered independent because Mary Ann Hass, who was employed as the Company's Chief Executive Officer during a portion of the three- year period ended December 31, 2000, is Mr. Rusher's sister-in-law.

         The Company has adopted a written audit committee charter. A copy of the charter is attached as Appendix A to this proxy statement.

DIRECTOR COMPENSATION

         The Bank's directors and advisory directors were each paid an annual retainer fee of $10,000 and an additional fee of $300 for each meeting of the Bank's Board of Directors attended during fiscal 2000. The Company's directors are paid a fee of $250 for each meeting of the Company's Board attended unless such meeting is held immediately following a meeting of the Bank's Board of Directors, in which case no fee is paid for the Company Board meeting. No fees are paid for attending Board committee meetings.

EXECUTIVE COMPENSATION

         The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons unless and until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

         The following table sets forth information regarding compensation for fiscal 2000 paid by the Bank to Joseph A. Graber, the Company's and the Bank's President and Chief Executive Officer, and Victor E. Caputo, the Company's and the Bank's Executive Vice President and Secretary. No other executive officer earned a salary and bonus for fiscal 2000 in excess of $100,000.

========================================================================================================================
                                          SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------
                                                                            LONG TERM COMPENSATION
                                                                        --------------------------------
                                ANNUAL COMPENSATION                               AWARDS        PAYOUTS
--------------------------------------------------------------------------------------------------------
                                                                        RESTRICTED
                                                         OTHER ANNUAL      STOCK      OPTIONS/   LTIP        ALL OTHER
   NAME AND PRINCIPAL               SALARY     BONUS     COMPENSATION    AWARD(S)         SARS  PAYOUTS     COMPENSATION
        POSITION           YEAR     ($)(1)      ($)         ($)(2)          ($)            (#)    ($)          ($)(3)
------------------------------------------------------------------------------------------------------------------------
Joseph A. Graber           2000      $148,150  $  --         $  --         $  --           --        --       $25,687
President and Chief
Executive Officer          1999       139,150     --            --            --        1,747        --        26,529

                           1998       119,167     --            --            --        7,000        --        31,377
------------------------------------------------------------------------------------------------------------------------
Victor E. Caputo           2000      $101,000     --            --            --           --        --       $19,083
Executive Vice
President and              1999        92,700     --            --            --           --        --        17,072
Secretary
                           1998        83,125     --            --            --        3,000        --        22,600
========================================================================================================================

(1) For Mr. Graber, includes director's fees of $14,150, $14,150 and $13,750 for fiscal 2000, 1999 and 1998, respectively.

(2) Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.

(3) Represents the dollar amount of term life insurance premiums paid by the Bank on behalf of the officer and the dollar value, as of December 31, 2000, of contributions to the officer's ESOP account, as follows: for Mr. Graber (i) 2000 - $414 and $25,273, (ii) 1999 - $270 and $26,259, and (iii)
     1998 - $502 and $30,875; for Mr. Caputo (i) 2000 - $774 and $18,309, (ii)
     1999 - $697 and $16,375, and (iii) 1998 - $669 and $21,931.

         The following table provides information for Messrs. Graber and Caputo as to stock options exercised during fiscal 2000 and the value of options held as of December 31, 2000. No options were granted to Mr. Graber or Mr. Caputo during fiscal 2000.

============================================================================================================
                          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                OPTION VALUES
------------------------------------------------------------------------------------------------------------
                                                                                           VALUE OF
                                                             NUMBER OF                   UNEXERCISED
                                                            UNEXERCISED                  IN-THE-MONEY
                                                            OPTIONS AT                    OPTIONS AT
                                                            FY-END (#)                  FY-END ($)(2)
                           SHARES         VALUE     --------------------------------------------------------
         NAME             ACQUIRED       REALIZED   EXERCISABLE   UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
                       ON EXERCISE (#)     ($)          (#)            (#)           ($)            ($)
------------------------------------------------------------------------------------------------------------
Joseph A. Graber            4,496       $9,936(1)        12,251        --           $5,250         $ --
------------------------------------------------------------------------------------------------------------
Victor E. Caputo            None           None          10,500        --           $8,925         $ --
============================================================================================================

(1) Represents the difference between the market value of the shares acquired at the time of exercise ($8.88 per share) and the exercise price ($6.67 per share).

(2) Represents the aggregate value (market price of the Common Stock less the exercise price) of the in-the-money options held based upon the option exercise prices of $6.67 per share for 1,000 shares, $7.75 per share for 2,504 shares, $14.56 per share for 7,000 shares and $11.69 for 1,747 shares for Mr. Graber and $7.75 per share for 7,500 shares and $14.56 per share for 3,000 shares for Mr. Caputo, and the closing price per share of the Common Stock on December 31, 2000 of $8.94, as reported on the Nasdaq National Market. An option is in-the-money if the market value per share of the Common Stock exceeds the exercise price of the option. Accordingly, as of December 31, 2000, 8,747 of Mr. Graber's options were not in-the-money and 3,000 of Mr. Caputo's options were not in-the-money.

EMPLOYMENT AGREEMENTS

         The Bank has entered into employment agreements with Messrs. Graber, Caputo, Perri and Trofimuk. The employment agreements are designed to assist the Bank and the Company in maintaining a stable and competent management base. The continued success of the Bank and the Company depends significantly on the skills and competence of their officers. The employment agreements provide for an annual base salary in an amount not less than the employee's then current salary and an initial term of three years with respect to Messrs. Graber and Caputo, and one year with respect to Messrs. Perri and Trofimuk. The agreements provide for an extension of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreements, subject to a performance evaluation performed by disinterested members of the Board of Directors of the Bank. The agreements provide for termination upon the employee's death, for cause or in certain events specified by Office of Thrift Supervision regulations. The employment agreements are also terminable by the employee upon 90 days notice to the Bank.

         The employment agreements provide for payment to the employee of his salary for the remainder of the term of the agreement, plus up to 299% of the employee's base compensation with respect to Messrs. Graber and Caputo, and up to 100% of base compensation with respect to Messrs. Perri and Trofimuk, in the event there is a change in control of the Bank where employment terminates involuntarily in connection with such change in control or within 12 months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended, to be contingent on a change in control, and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the employment agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered prior to the acquisition or control of 10% of the Company's Common Stock. The agreements guarantee participation in an equitable manner in employee benefits applicable to executive personnel.

         Based on their current salaries, if the employment of Messrs. Graber, Caputo and Trofimuk had been terminated as of December 31, 2000, under circumstances entitling them to severance pay as described above, they would have been entitled to receive lump sum cash payments of approximately $405,000, $303,000 and $61,500, respectively. Because Mr. Perri's employment contract became effective January 1, 2001, he would not have been entitled to severance as of December 31, 2000.

CERTAIN TRANSACTIONS

         The Bank has followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. All loans to executive officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers and directors must be approved by a majority of the disinterested directors and loans to other officers and employees must be approved by the Bank's Loan Committee. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. As required under Federal law, all loans to executive officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with the Company's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

         The Bank has made several loans to its directors and officers, or certain family members or affiliates thereof, in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions with other persons and which did not involve more than the normal risk of collectibility or present other unfavorable features or which complied with applicable rules concerning loans to such persons in effect at the time when the loans were made.

                 II. RATIFICATION OF THE APPOINTMENT OF AUDITORS

         The Board of Directors has appointed Crowe, Chizek and Company LLP to be the Company's auditors for the 2001 fiscal year, subject to the ratification of the appointment by the Company's stockholders at the Meeting. A representative of Crowe, Chizek and Company LLP is expected to attend the Meeting and will respond to appropriate questions and have an opportunity to make a statement if he so desires. A representative of KPMG LLP, the Company's auditors for the fiscal year 2000, will be given the opportunity to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

         In October 2000, the Company's Board of Directors replaced KPMG LLP with Crowe, Chizek and Company LLP as the Company's independent auditors for the fiscal year 2001. The decision to engage new auditors was recommended by the Company's Audit Committee and approved by the Board of Directors based upon a review of accounting and tax service providers.

         The reports of KPMG LLP on the Company's consolidated financial statements for the years ended December 31, 2000 and December 31, 1999 did not contain an adverse opinion or disclaimer of opinion, and the reports were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for each of the fiscal years ended December 31, 2000 and December 31, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG LLP would cause KPMG LLP to make reference to the matter in their report.

         During the fiscal years ended December 31, 2000 and December 31, 1999, the Company did not consult with Crowe, Chizek and Company LLP regarding any matter that was either the subject of disagreement or a reportable event, nor did the Company consult Crowe, Chizek and Company LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements and no written report or oral advice was provided which was an important factor considered in reaching a decision as to any accounting, auditing or financial reporting issue.

         During the fiscal year ended December 31, 2000, KPMG LLP provided various audit and non-audit services to the Company. Set forth below are the aggregate fees billed for these services:

         (a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's fiscal 2000 annual financial statements and review of financial statements included in the Company's Quarterly Reports on Form 10-QSB:
                  $68,500.

         (b)      Financial Information Systems Design and Implementation Fees:
                  $0.

         (c)      All other fees: $36,650.

         The Audit Committee of the Company's Board of Directors determined that the provision of services covered by item (c) above was compatible with maintaining the independence of KPMG LLP.


                   DATE OF SUBMISSION OF STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the Company's next annual meeting must be received by the Company's Secretary at the Company's main office, located at 100 West North Avenue, Chicago, Illinois 60610- 1399, no later than November 15, 2001 to be eligible for inclusion in the Company's proxy statement and form of proxy relating to the next annual meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's certificate of incorporation and bylaws and Delaware law.

         To be considered for presentation at the next annual meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, proposals must be received by the Company by the Deadline. The "Deadline" means the date that is 30 days prior to the date of the next annual meeting; however, in the event that less than 40 days' notice of the date of such meeting is given or made to stockholders, the "Deadline" means the close of business on the tenth day following the day on which notice of the date of the meeting was mailed. If a stockholder proposal that is received by the Company after the Deadline is raised at the next annual meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the next annual meeting.

                                  OTHER MATTERS

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and employees of the Company or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained Morrow & Company to assist in the solicitation of proxies for a fee of $3,500, plus reasonable out-of-pocket expenses.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Victor E. Caputo
                                              Corporate Secretary

Chicago, Illinois
March 15, 2001

                                                                      APPENDIX A


CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF NORTH BANCSHARES,
INC.


I. AUDIT COMMITTEE PURPOSE

         The Audit Committee is appointed by the Board of Directors to assist the Board in Fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

         o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance and accounting.

         o Monitor the independence and performance of the Company's independent auditors and monitor the performance of the accounting department.

         o Provide an avenue of communication among the independent auditors, management, the accounting department, and the Board of Directors.

         The Audit committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS

         Audit Committee members shall meet the requirements of the NASD/AMEX Stock Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgement. All members of the committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

         Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Committee shall meet at least two times a year, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The committee should meet privately in executive session at least annually with management, the manager of the internal accounting department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

         REVIEW PROCEDURES

         1. Review and reassess the adequacy of this Charter as least annually. Submit the charter to the Board of Directors for approval and have the documents published at least every three years in accordance with SEC regulations.

         2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgements.

         3. In consultation with the management, the independent auditors, and the internal accountants, consider the integrity of the company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal accounting department together with management's responses.

         4. Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

         INDEPENDENT AUDITORS

         5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

         6. Approve the fees and other significant compensation to be paid to the independent auditors.

         7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

         8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal accounting and general audit approach.

         9. Prior to releasing the year-end earnings, discuss the results of the preliminary audit review with the independent auditors. Discuss certain matters required to be communicated to audit committee in accordance with AICPA SAS 61.

         10. Review significant reports prepared by the independent auditors together with management's response and follow-up to these reports.

         11. Consider the independent auditors' judgements about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         INTERNAL ACCOUNTING DEPARTMENT

         12. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the accounting department, as needed.

         13. Review the appointment, performance , and replacement of the senior accounting executive.

         14. Review significant reports prepared by the accounting department together with management's response and follow-up to these reports.

         15. On at least an annual basis, review with the company's counsel, any legal matters that could have a significant impact on the organizations financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

         OTHER AUDIT COMMITTEE RESPONSIBILITIES

         16. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

         17. Perform any other activities consistent with the Charter, the Company's by-laws, and governing law, as the committee or the Board deems necessary or appropriate.

         18. Maintain minutes of meetings and periodically report to the board of Directors' on significant results of the foregoing activities.

         19. Periodically preform a self-assessment of audit committee performance.

         20. Review financial and accounting personnel succession planning with the Company.

         21. Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

                             NORTH BANCSHARES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 25, 2001


      The undersigned hereby appoints the Board of Directors of North Bancshares, Inc. (the "Company"), and its survivor, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders (the "Meeting") to be held at the Chicago Historical Society, located at 1601 N. Clark Street, Chicago, Illinois on April 25, 2001 at 10:00 a.m., local time, and at any and all adjournments and postponements of the Meeting.

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION NAMED ON THIS PROXY CARD AND FOR THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE COMPANY'S AUDITORS. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE
            NOMINEES LISTED IN ITEM 1 AND "FOR" THE RATIFICATION OF
                  THE APPOINTMENT OF AUDITORS NAMED IN ITEM 2.


1. The election as directors of both nominees listed below (except as marked to the contrary):

  [ ]FOR                  [ ]VOTE WITHHELD                 [ ]FOR ALL EXCEPT

INSTRUCTION: TO VOTE FOR BOTH NOMINEES, MARK "FOR." TO WITHHOLD YOUR VOTE FROM
             BOTH NOMINEES, MARK "VOTE WITHHELD." TO VOTE FOR ONE NOMINEE, BUT NOT BOTH NOMINEES, MARK "FOR ALL EXCEPT" AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE FROM WHOM YOU WISH TO WITHHOLD YOUR VOTE.

      MARY ANN HASS                                    JOSEPH A. GRABER

2. The ratification of the appointment of CROWE, CHIZEK and COMPANY LLP as auditors for the Company for the fiscal year ending December 31, 2001.

  [ ]FOR                  [ ]AGAINST                       [ ]ABSTAIN



                                    (Continued and to be SIGNED on Reverse Side)

         In its discretion, the Board of Directors, as proxy for the stockholder, is authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of the Board of Directors to act as attorney or proxy for the undersigned shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.



                         Dated:
                               -------------------



                         -------------------------     -------------------------
                         PRINT NAME OF STOCKHOLDER     PRINT NAME OF STOCKHOLDER



                         -------------------------     -------------------------
                         SIGNATURE OF STOCKHOLDER      SIGNATURE OF STOCKHOLDER


                         Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                         -------------------------------------------------------

                         PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS
                             PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
                         -------------------------------------------------------